UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Science & Technology Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks rose strongly in the first half of 2013 as economic conditions, particularly in the U.S., proved moderately better than cautious stock market expectations. Corporate earnings for the first quarter were better than expected, fueling stocks’ appreciation, although mixed technology earnings contributed to lagging performance versus the overall market.

Your fund returned 13.67% in the first half of its fiscal year, outperforming its Lipper peer group index and slightly lagging the broad, unmanaged S&P 500 Index. (The return for the Advisor Class was slightly lower, reflecting its different cost structure.) Performance was driven by favorable stock selection in software and semiconductors. In addition, several of our holdings that performed poorly in 2012 rose sharply in the period. As we had hoped would be the case, improved economic signs boosted performance.

MARKET ENVIRONMENT

Over the first half of the year, stocks built on the rally they had begun last fall. Growth in corporate profits and the overall economy was modest, but investors appeared to celebrate that the U.S. economic environment continued to improve despite federal spending cuts and tax increases. Growth was particularly welcome in the labor market, as employers continued to add to payrolls at a decent clip. The housing market appeared to have established a solid rebound, as housing prices increased at a healthy rate in most of the country and home construction picked up. Most of the clouds on the economic horizon were centered overseas. Europe continued to wrestle with austerity measures following its debt crisis, and growth slowed in China and other emerging markets.

Another large factor in the market’s gains was supportive Federal Reserve policy. As it had promised, the Fed kept official short-term interest rates near 0% as it waited for unemployment to come down to its target of 6.5%—far from the 7.6% rate at the end of our reporting period. The Fed continued to purchase $85 billion of Treasury bonds and agency mortgage-backed securities each month, which kept long-term interest rates near record lows. Investors seeking higher returns could only turn to riskier bonds, equities, or other assets, boosting markets both in the U.S. and overseas.

PORTFOLIO REVIEW

Technology stocks increased solidly in the first half of the year, although not as much as the broad market. While economic conditions were decidedly mixed across geographies and industries and effective fiscal and monetary policy remained critical, stocks benefited from improved signs, particularly in the U.S. As we’ve discussed in previous letters, technology spending is cyclical, but many innovative companies are offering appealing products and services to businesses and consumers. Notable examples in your portfolio include e-commerce and cloud computing giant Amazon.com, open source software provider Red Hat, and software-as-a-service upstart ServiceNow, all of which are gaining substantial market share. We continue to find opportunities across these types of stocks, with some of our best performers in the first half being companies whose businesses face challenges but whose stocks we believe were far too cheap. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund remains diversified across the principal segments of science and technology. Since year-end, we have increased our allocations in media and telecommunication equipment and decreased our position size in hardware and semiconductors. At the end of June, software accounted for 24% of the portfolio. Other major components included media at 21%, semiconductors at 15%, telecommunications equipment at 13%, and hardware at 12%. For the first half of the year, the energy, semiconductor, and health care groups were our strongest gainers, while hardware and telecommunications equipment were our weakest areas. We established several positions in the period and sold many stocks that had appreciated to levels that were no longer appealing.

Microsoft, which has consistently been a top-three position, rallied from an extremely low valuation. Continued solid growth in Microsoft’s enterprise software offerings, including SQL Server database and system center management software, pushed the stock higher. The company’s disclosures about rapid growth in its cloud-computing offerings also increased optimism that the company will participate in increased growth in this area. In addition, investors became intrigued by the potential that an activist investor would help unlock some of the company’s unrewarded value. Nonetheless, we sold about one-third of our Microsoft position in the past few months as some of the upside potential was realized. Cisco Systems, which has also long carried a severely discounted valuation due to investor fears about its growth prospects, was a large purchase early in the period that we built into a top holding; it was also a top contributor.

ServiceNow, which I wrote about at year-end, enjoyed a strong first half on the strength of rapid revenue growth and signs it is successfully expanding its offerings and market opportunity. We believe that with its innovation and potential for market share increases within the multi-billion-dollar information technology operations management software market, ServiceNow has the potential to become one of the largest software-as-a-service companies.

Another standout was Dell, which rose upon the announcement in January of its proposed buyout by founder and chief executive officer Michael Dell and a private-equity firm. A shareholder vote on the buyout proposal was pending at the end of our reporting period.

Several stocks that detracted from performance last year enjoyed sharp recoveries in the first half of 2013. Memory semiconductor provider Micron Technology, consumer services reviews website Angie’s List, and solar energy and silicon wafer provider SunEdison (formerly MEMC Electronic) more than doubled. We sold our position in Micron and trimmed Angie’s List and SunEdison as appreciation potential lessened. New position iRobot, a leader in home and military robots, was a pleasant surprise, increasing nearly 90% since our purchases this spring.

Our largest detractor in the first half was Chinese Internet search leader Baidu, which saw profit margins contract in recent quarters as it invested aggressively in expanding its dominant position in desktop search to mobile devices. We think Baidu is making steady progress in the mobile arena and are optimistic the investments will position it well for durable growth. We continued to add to Baidu and are pleased to see its sharp rally since then. Global search leader Google, whose expansion and growth trajectory Baidu is in many ways following, is our largest position. Google extended its strong performance from last year’s second half and has risen more than 50% in the past year.

Red Hat lost ground as investors found fault in its quarterly results. Our view, in contrast, was that the results were supportive of the strengthening market position and durable high growth that we believe the company is capable of generating. Red Hat is the dominant provider of open-source operating systems (Linux) and middleware, and we believe the company is well positioned to benefit from the increasing use of open-source technologies, which have been bolstered by the innovative technologies introduced by so-called megascale data center operators, including Google and Facebook.

We sold the majority of our Apple position in the period given our increased concerns about heightened competition in high-end smartphones. Apple has historically successfully differentiated its iPhones, but the rapid innovation of Google’s Android software and application ecosystem and of the device makers that use these capabilities is likely to increasingly pressure Apple’s industry-high margins and profits. I believe Apple will remain a great and innovative company but that it will be challenged to achieve favorable earnings and strong stock performance, even from its current low multiples of earnings and cash flow. I regret having underestimated the speed with which the competition would encroach on the iPhone; in retrospect, I should have begun moderating the position size sooner.

We added substantially to our Amazon.com position on weakness. As discussed in previous letters, we’re very bullish on Amazon’s long-term prospects in both e-commerce and its Amazon Web Services cloud-computing business. While the cloud-computing part of the business remains relatively small despite rapid growth, we think it holds enormous potential given its clear leadership and strong innovation in the infrastructure-as-a-service market. We believe that, over time, a large portion of computing tasks will be offloaded to the data centers of cloud providers that offer leading capabilities and lower costs than customized data centers operated by companies for their sole use. Amazon is very well positioned to capture large market share in this rapidly growing area.

STRATEGY REVIEW AND OUTLOOK

Your fund performed well in the first half of the year as stock markets rallied and a diverse group of holdings enjoyed substantial appreciation. We remain focused on identifying and owning the most undervalued stocks in the technology sector and opportunistically purchasing positions in health care stocks and privately held companies where we see particular opportunities.

The technology sector continues to evolve rapidly, driven by the growing use of Internet-connected computing devices and cloud computing. While these trends are well established, the pace of innovation continues to be notably rapid. Hardware innovation across mobile phones and tablets is giving consumers more choices and businesses greater productivity. Rapidly improving mobile applications such as Facebook, Pandora, Twitter, and Google Maps continue to increase the utility and experiences offered by mobile devices. Among your holdings benefiting from this trend are Google, semiconductor provider Avago Technologies, Chinese Internet portal and social network Sina, and Twitter. Cloud computing offers appealing and increasing value to businesses. Our primary holdings in this area, as noted, include Amazon.com and ServiceNow.

The technology industry continues to be defined by rapid change. We think this affords considerable investment opportunity across industry segments. Our global research team is intently focused on accurately assessing the evolution of the technology landscape and identifying opportunities and risks. I am confident that our industry expertise, rigorous investment analysis, and ethos of collaboration will benefit shareholders over time. I look forward to updating you on our efforts at year-end.

Respectfully submitted,

Kennard W. Allen
President of the fund and chairman of its Investment Advisory Committee

July 15, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Lipper Science & Technology Funds Index: An index of science and technology mutual fund performance returns for specified periods as tracked by Lipper Inc.

Price/earnings (P/E) ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
Google	6.2%
Microsoft	5.6
Baidu	4.6
Cisco Systems	4.2
Dell	3.5
Autodesk	3.4
Amazon.com	3.4
Red Hat	3.3
Qualcomm	2.7
Apple	2.6
Altera	2.5
Check Point Software Technologies	2.3
Facebook	2.0
ON Semiconductor	2.0
Mellanox Technologies	1.9
IPG Photonics	1.8
Oracle	1.6
Avago Technologies	1.6
Atmel	1.5
Twitter	1.5
Aruba Networks	1.5
NXP Semiconductors	1.4
priceline.com	1.4
F5 Networks	1.4
RealD	1.3
Total	65.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 90.3%		
BUSINESS SERVICES 1.7%		
Miscellaneous Business Services 1.7%		
Ctrip.com International, ADR (1)	613,600	20,022
RPX (1)	961,000	16,145
Vantiv, Class A (1)	303,300	8,371
Total Business Services		44,538
ENERGY 0.7%		
Energy Related 0.7%		
First Solar (1)	276,621	12,373
STR Holdings (1)(2)	2,958,300	6,716
Total Energy		19,089
HARDWARE 12.1%		
Consumer Electronics 4.0%		
Apple	178,326	70,631
RealD (1)(2)	2,628,100	36,531
		107,162
Enterprise Hardware 6.8%		
Dell	7,045,780	94,061
IPG Photonics	823,400	50,005
National Instruments	486,100	13,582
NetApp (1)	723,500	27,334
		184,982
Supply Chain/Electronic Manufacturing 1.3%		
Jabil Circuit	1,785,100	36,380
		36,380
Total Hardware		328,524

Youku.com, Class A, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $— (1)(3)	10	—
		383,498
Total Media		532,089
SEMICONDUCTORS 14.8%		
Analog Semiconductors 5.5%		
Avago Technologies	1,163,400	43,488
Intersil Holding, Class A	1,535,600	12,008
NXP Semiconductors (1)	1,268,406	39,295
ON Semiconductor (1)	6,623,939	53,522
		148,313
Digital Semiconductors 8.3%		
Altera	2,073,800	68,414
Atmel (1)	5,656,300	41,574
Cree (1)	110,800	7,076
Infineon Technologies (EUR)	2,143,024	17,936
Marvell Technology Group	1,636,200	19,160
Mellanox Technologies (1)	1,030,400	51,005
NVIDIA	1,454,684	20,409
		225,574
Semiconductor Capital Equipment 1.0%		
Applied Materials	1,401,500	20,896
SunEdison (1)	885,900	7,238
		28,134
Total Semiconductors		402,021
SOFTWARE 23.9%		
Applications Software 2.0%		
Nuance Communications (1)	409,900	7,534
RealNetworks (1)(2)	1,960,361	14,821

Synaptics (1)	806,256	31,089
		53,444
Consumer Software 0.9%		
Electronic Arts (1)	526,400	12,091
Nintendo (JPY)	114,600	13,519
		25,610
Enterprise Software 0.8%		
iRobot (1)	288,100	11,458
Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $5,330 (1)(3)	313,529	7,428
Silver Spring Networks (1)	51,300	1,279
Tableau Software (1)	42,400	2,350
		22,515
Infrastructure Software 11.9%		
Citrix Systems (1)	594,200	35,848
Microsoft	4,419,300	152,599
Oracle	1,421,300	43,662
Red Hat (1)	1,892,835	90,515
		322,624
Systems Software 4.9%		
Check Point Software Technologies (1)	1,272,600	63,223
ServiceNow (1)	815,900	32,954
VeriSign (1)	792,600	35,398
		131,575
Technical Software 3.4%		
Autodesk (1)	2,688,579	91,250
		91,250
Total Software		647,018

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,476,371)	$ 2,688,180
Receivable for investment securities sold	38,034
Receivable for shares sold	978
Dividends receivable	794
Other assets	159
Total assets	2,728,145
Liabilities	
Payable for investment securities purchased	10,876
Payable for shares redeemed	2,932
Investment management fees payable	1,443
Due to affiliates	499
Other liabilities	399
Total liabilities	16,149
NET ASSETS	**$ 2,711,996**
Net Assets Consist of:	
Accumulated net investment loss	$ (1,116)
Accumulated undistributed net realized loss	(219,270)
Net unrealized gain	211,760
Paid-in capital applicable to 87,764,449 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,720,622
NET ASSETS	**$ 2,711,996**
NET ASSET VALUE PER SHARE	
Investor Class	
($2,373,550,721 / 76,730,600 shares outstanding)	**$ 30.93**
Advisor Class	
($338,445,615 / 11,033,849 shares outstanding)	**$ 30.67**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/13
Investment Income (Loss)		
Income		
Dividend		$ 10,547
Securities lending		8
Total income		10,555
Expenses		
Investment management		8,471
Shareholder servicing		
Investor Class	$ 2,296	
Advisor Class	213	2,509
Rule 12b-1 fees		
Advisor Class		416
Prospectus and shareholder reports		
Investor Class	63	
Advisor Class	1	64
Custody and accounting		103
Registration		33
Legal and audit		17
Directors		7
Miscellaneous		51
Total expenses		11,671
Net investment loss		(1,116)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		(57,579)
Foreign currency transactions		(46)
Net realized loss		(57,625)
Change in net unrealized gain / loss		
Securities		394,739
Other assets and liabilities denominated in foreign currencies		(25)
Change in net unrealized gain / loss		394,714
Net realized and unrealized gain / loss		337,089
INCREASE IN NET ASSETS FROM OPERATIONS		$ 335,973

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Science & Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and the Science & Technology Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $60,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $12,012,000 for the six months ended June 30, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the securities.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,048,726,000 and $1,200,955,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2012, the fund had $153,633,000 of available capital loss carryforwards, which expire as follows: $51,570,000 in fiscal 2017; $102,063,000 have no expiration. Further, $3,909,000 of the fund’s available capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount and/or timing of use.

At June 30, 2013, the cost of investments for federal income tax purposes was $2,488,703,000. Net unrealized gain aggregated $199,429,000 at period-end, of which $372,553,000 related to appreciated investments and $173,124,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $1,038,000 for T. Rowe Price Services, Inc.; and $578,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2013, the fund was charged $28,000 for shareholder servicing costs related to the college savings plans, of which $17,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 637,630 shares of the Investor Class, representing 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds and below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013